________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                              ____________________

                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                          0-50970               42-1597948
------------------------------   ------------------------    -------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


40  Main Street, Putnam, Connecticut                                 06260
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

                                  (860) 928-6501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 2.02.      Results of Operations and Financial Condition

     On August 17, 2005, PSB Holdings, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the twelve months ended June 30, 2005. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the period ended June 30, 2005, as part of its Form 10-KSB covering that period.

Item 9.01.      Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits: The following exhibit is being furnished herewith:

     Exhibit No.        Exhibit Description
     -----------        -------------------

        99.1 Press release text and financial supplement of PSB Holdings, Inc. dated August 17, 2005.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 PSB HOLDINGS, INC.

Dated: August 18, 2005                    By:    /s/ Robert J. Halloran, Jr.
                                                 -------------------------------
                                                 Robert J. Halloran, Jr.
                                                 Chief Financial Officer